                                                                    EXHIBIT 99.1

                            COMPUTATIONAL MATERIALS

                              CIT RV Trust 1996-B
- --------------------------------------------------------------------------------




                  THE CIT GROUP SECURITIZATION CORPORATION II
                                    SELLER

                      THE CIT GROUP/SALES FINANCING, INC.
                                   SERVICER






                            Computational Materials



Neither the Seller, the Servicer, the Issuer of the Notes and Certificates nor
      any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes or Certificates should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. Neither the
    Seller, the Servicer nor the Issuer of the Notes and Certificates have prepared, reviewed or participated in the preparation hereof, nor are they responsible for the accuracy hereof and they have not authorized the dissemination hereof. A final prospectus and prospectus supplement may be
        obtained by contacting the Syndicate Desk at               .

                     CIT RV 1996-B COMPUTATIONAL MATERIALS


                    COLLATERAL SUMMARY OF INITIAL CONTRACTS


Total Number of Initial Contracts: 6,775
Total Initial Contracts Balance: $164,276,093.91
Pre-Funded Amount: $75,723,906.09

                                   Range                               % Total  # Loans
 Avg Loan Balance: $ 24,247.39     less than or equal to 19,999.99     26.91    4,114
 Highest Balance: $298,209.13      20,000 - 39,999.99                  24.80    1,393
 Lowest Balance: $1,070.36         40,000 - 69,999.99                  31.17    1,001
                                   70,000 - 99,999.99                  8.16       164
                                   100,000 - 299,999.99                8.96       103

                                   Range                               % Total  # Loans
 Wtd Avg Coupon: 10.31%            8.49% - 8.99%                       15.73      539
 Highest Coupon: 20.00%            9.00% - 9.99%                       36.63    1,794
 Lowest Coupon:  8.49%             10.00% - 10.99%                     24.89    1,839
                                   11.00% - 13.99%                     21.65    2,413
                                   greater than or equal to 14.00%     1.10       190

                                   Range                               % Total  # Loans
 Wtd Avg Original Term: 154.34     12 - 59                             1.76      576
 Highest Original Term: 240        60 - 83                             4.02      778
 Lowest Original Term: 12          84 - 119                            5.97      892
                                   120 - 155                           27.90   2,576
                                   156 - 179                           0.09        4
                                   180 - 240                           60.26   1,949

                                    Range                              % Total # Loans
 Wtd Avg Remaing Term: 152.30       9 - 69                             4.94    1,203
 Highest Remaining Term: 240        70 - 119                           17.06   2,076
 Lowest Remaining Term: 9           120 - 159                          17.71   1,545
                                    160 - 179                          46.79   1,504
                                    180 - 240                          13.50     447

Collateral Type
 Motor Homes: 65.78%
 Travel Trailers: 29.47%
 Other: 4.75%

Contracts Backed by Used Collateral:  29.59%

Geographics:  CA 22%, TX 10%, FL 7%, AZ 5%

                     CIT RV 1996-B COMPUTATIONAL MATERIALS

                               STRUCTURE SUMMARY

ABS PREPAYMENT ASSUMPTION                                        0%      0.5%    1.0%    1.2%    1.4%    1.6%    1.8%    2.0%

CLASS A-1: Expected Rating (Moodys/S&P) Aaa/AAA;
 Legal Final 08/03
  Expected Avg Life (yrs)                                        3.78    1.95    1.24    1.08    0.96    0.86    0.78    0.72
  Expected Mod Duration (yrs)                                    3.21    1.76    1.16    1.01    0.90    0.82    0.74    0.68
  Expected First Pay (mm/yy)                                     09/96   09/96   09/96   09/96   09/96   09/96   09/96   09/96
  Expected Last Pay (mm/yy)                                      05/03   07/00   02/99   10/98   07/98   05/98   03/98   01/98
  Expected Number of Payment Periods                             81      47      30      26      23      21      19      17

CLASS A-2: Expected Rating (Moodys/S&P) Aaa/AAA;
 Legal Final 02/07
  Expected Avg Life (yrs)                                        8.57    5.61    3.61    3.13    2.75    2.45    2.21    2.01
  Expected Mod Duration (yrs)                                    6.40    4.56    3.13    2.75    2.45    2.20    2.00    1.83
  Expected First Pay (mm/yy)                                     05/03   07/00   02/99   10/98   07/98   05/98   03/98   01/98
  Expected Last Pay (mm/yy)                                      10/06   02/04   06/01   10/00   04/00   11/99   07/99   04/99
  Expected Number of Payment Periods                             42      44      29      25      22      19      17      16

CLASS A-3: Expected Rating (Moodys/S&P) Aaa/AAA;
 Legal Final 12/17 *
  Expected Avg Life (yrs)                                        11.28    9.19    6.01    5.14    4.48    3.96    3.54    3.21
  Expected Mod Duration (yrs)                                    7.72    6.67    4.81    4.23    3.76    3.38    3.06    2.80
  Expected First Pay (mm/yy)                                     10/06   02/04   06/01   10/00   04/00   11/99   07/99   04/99
  Expected Last Pay (mm/yy)                                      09/08   03/07   08/03   07/02   10/01   02/01   08/00   04/00
  Expected Number of Payment Periods                             24      38      27      22      19      16      14      13

CERTIFICATES: Expected Rating (Moodys/S&P) Baa2/BBB;
 Legal Final 12/17 *
  Expected Avg Life (yrs)                                        12.06   10.56    6.98    5.90    5.15    4.48    3.98    3.65
  Expected Mod Duration (yrs)                                    7.86    7.22    5.34    4.67    4.18    3.72    3.36    3.11
  Expected First Pay (mm/yy)                                     09/08   03/07   08/03   07/02   10/01   02/01   08/00   04/00
  Expected Last Pay (mm/yy)                                      09/08   03/07   08/03   07/02   10/01   02/01   08/00   04/00
  Expected Number of Payment Periods                             1       1       1       1       1       1       1       1


* To 10% clean-up call.

                                          Aggregate Loan Balance    WAC               WAOM                WARM      Seasoning
Initial Pool                              $164,276,093.91           10.31%            154                 152       2
Prefund 1                                 $ 37,861,953.05           10.30%            154                 154       0
Prefund 2                                 $ 37,861,953.05           10.30%            154                 154       0